UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities and Exchange Act of 1934

Date of report (date of earliest event reported):  December 30, 2009

AMERON INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 South Los Robles Avenue Pasadena, California (Address of principal executive offices)		91101 (Zip Code)

Registrant’s telephone number, including area code:  (626) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2009, Dennis C. Poulsen notified Ameron International Corporation (the “Company”) that he has decided to retire as a member of the Board of Directors of the Company, effective March 24, 2010.  The director’s decision to retire was not as a result of any disagreement with the Company or its management.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 31, 2009

AMERON INTERNATIONAL CORPORATION

By:	/s/ Stephen E. Johnson
Name:	Stephen E. Johnson
Title:	Senior Vice President, Secretary and General Counsel